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                                                                   EXHIBIT 10.46

                           INDEMNIFICATION AGREEMENT

     This Indemnification Agreement (this "Agreement") is made as of the 1st day of December, 1999, between Inference Corporation, a Delaware corporation (the "Company") and Nigel Doust ("Indemnitee").

                               BACKGROUND FACTS

        The Indemnitee currently is serving as a director and/or officer of the Company and the Company wishes the Indemnitee to continue in such capacity.
Article IX of the Company's Certificate of Incorporation, as amended, authorizes the Company to indemnify Indemnitee to the fullest extent permitted by applicable law and to enter into binding agreements with Indemnitee to provide such indemnification. In order to induce the Indemnitee to continue to serve as a director and/or officer of the Company and in consideration of Indemnitee's continued service, the Company and the Indemnitee hereby agree as follows:

Section 1:  Definitions.
            -----------

        As used in this Agreement:

        1.1  Proceeding. The term "Proceeding" includes any threatened, pending
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or completed action, suit or proceeding, any appeal therefrom and any inquiry or investigation, whether conducted by the Company or otherwise, that the Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether brought by or in the right of the Company to procure a judgment in its favor or brought by any third party or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Indemnitee is or may be or may have been involved as a party or otherwise by reason of any action taken by Indemnitee or of any inaction on Indemnitee's part while acting as a director, officer, employee or agent of the Company or any subsidiary of the Company, or while acting at the request of the Company as a director, officer, employee, partner, trustee or agent of any other corporation, partnership, joint venture, trust or other enterprise (as defined in Section
1.3, below), regardless of whether Indemnitee is acting or serving in any such capacity at the time any Expenses (as defined in Section 1.2, below) are incurred for which indemnification may be provided under this Agreement.

        1.2  Expenses. The term "Expenses" includes all costs, charges and
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expenses actually and reasonably incurred by or on behalf of the Indemnitee in connection with any Proceeding, including, without limitation, attorneys' fees, disbursements and retainers, accounting and witness fees, travel and deposition costs, expenses of investigations, judicial or administrative proceedings or appeals, amounts paid in settlement by or on behalf of the Indemnitee (if such settlement is approved in advance by the Company, which approval shall not unreasonably be withheld), and any expenses of establishing a right to indemnification pursuant to this Agreement or otherwise, including reasonable compensation for time spent by the Indemnitee in connection with the investigation, defense or appeal of a Proceeding or action for indemnification for which Indemnitee is not otherwise compensated by the Company or any third party; provided, however, that the term "Expenses" shall not include (i) any judgments and fines and similar penalties against the Indemnitee or (ii) any
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expenses, amounts paid in settlement, attorneys' fees or disbursements, or any other costs whatsoever incurred in connection with any Proceeding insofar as such Proceeding is based on a violation by the Indemnitee of Section 16 of the Securities Exchange Act of 1934, as amended.

       1.3  Other Terms. The term "other enterprise" includes employee benefit
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plans; the term "fines" includes any excise tax assessed with respect to any employee benefit plan; the term "serving at the request of the Company" includes any service as a director, officer, employee or agent of the Company or any of its subsidiaries that imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interests of the participants and beneficiaries of any employee benefit plan shall be deemed to have acted in a manner "reasonably believed to be in the best interests" of the Company or any of its subsidiaries as such term is used in this Agreement.

Section 2:  General Right to Indemnification. The Company shall indemnify the
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Indemnitee against Expenses, judgments and fines and other amounts actually and reasonably incurred in connection with any Proceedings to the full extent permitted by federal law and any applicable law as from time to time in effect. Without limiting the generality of the foregoing, the Company shall also indemnify the Indemnitee in accordance with the provisions set forth below.

Section 3:  Proceedings Other than by or in the Right of the Company. If the
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Indemnitee was or is a party or is threatened to be made a party to, or is otherwise involved in, any Proceeding (other than an action by or in the right of the Company to procure a judgment in its favor), the Company shall indemnify Indemnitee against all Expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such Proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner the Indemnitee reasonably believed to be in the best interests of the Company or that the Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful.

Section 4:  Proceedings by or in the Right of the Company. If the Indemnitee was
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or is a party or is threatened to be made a party to, or is otherwise involved in, any Proceeding by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor, by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, the Company shall indemnify Indemnitee against all Expenses relating to the Proceeding if Indemnitee acted in good faith in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and its shareholders; however, no indemnification shall be made with respect to any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company in the performance of Indemnitee's duty to the Company and its shareholders unless the court in which such Proceeding is or was pending shall determine upon application that in view of all the circumstances

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of the case, Indemnitee is fairly and reasonably entitled to indemnity for
Expenses, and then only to the extent that the court shall determine. In addition, no indemnification shall be made (i) with respect to amounts paid in settling or otherwise disposing of a pending action without court approval and
(ii) with respect to Expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

Section 5:  Indemnification for Expenses of Successful Party.  Notwithstanding
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the other provisions of this Agreement, to the extent that Indemnitee has been successful on the merits in defense of any Proceeding or of any claim, issue or matter forming part of any Proceeding, Indemnitee shall be indemnified against Expenses actually and reasonably incurred by Indemnitee in connection therewith to the fullest extent permitted by applicable law.

Section 6:  Adverse Determination.  Any indemnification under Sections 3 and 4
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hereof shall be paid by the Company in accordance with Section 8 unless (i) a determination is made that indemnification is not proper because the Indemnitee has not met the applicable standard of conduct set forth in Sections 3 and 4, or (ii) with respect to indemnification under Section 4, the Indemnitee shall have been adjudged to be liable to the Company, and the court in which such Proceeding is or was pending has determined upon application that, in view of all the circumstances of the case, the Indemnitee is not entitled to indemnity. The determination set forth in (i) above shall be made no later than the end of the thirty-day period set forth in Section 8.2 by any of the following: (1) with respect to a person who is a director or officer at the time of such determination (a) by a majority vote of the directors who are not parties to such Proceeding, even if less than a quorum, (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (c) if there are no such directors or if such directors so direct, by a written opinion of independent legal counsel, or (d) by approval of the Company's stockholders with the shares owned by the Indemnitee not being entitled to vote thereon or (ii) with respect to employees and agents who are not directors or officers at the time of such determination, by any person or persons having corporate authority to act on the matter, including the foregoing authorized persons, or (iii) with respect to all employees and agents whether or not such employees and agents are officers or directors of the Company at the time of such determination, by the court in which such Proceeding is or was pending, if such is the case, upon application made by the Company or the Indemnitee or the attorney or other person rendering services in connection with the defense, whether or not such application by the Indemnitee, attorney or other person is opposed by the Company.

Section 7:  Reliance on Books, Records and Other Information.  The Indemnitee
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shall be presumed to have acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe Indemnitee's conduct was unlawful, if Indemnitee's action is or was based on the records or books of account of the Company (other than such records or such books of account which the Indemnitee prepared or was responsible for preparing) with respect to which the Indemnitee may be affected by a Proceeding, including financial statements, or on information supplied to Indemnitee by executive officers of the Company in the course of their duties, or on the written advice of legal counsel for the Company or on information or records given or reports made to the Company by an independent certified public accountant or by other expert selected with reasonable care by the Company. The provisions of this Section shall not be deemed exclusive or to

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limit in any way the other circumstances in which the Indemnitee may be deemed to have met any applicable standard of conduct. For purposes of this Section 7, the term "Company" includes any other enterprise.

Section 8:  Procedure for Indemnification.
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        8.1  Advances. Expenses to which an Indemnitee is entitled to
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indemnification under Sections 2, 3 and 4 shall be paid promptly by the Company in advance of any final disposition of the Proceeding upon receipt by the Company of written documentation of the Indemnitee's obligation to pay such Expenses; provided, however, that Indemnitee hereby undertakes to repay all amounts so advanced if it shall be determined ultimately that the Indemnitee is not entitled to be indemnified pursuant to this Agreement.

        8.2  Payment Within 30 Days. After the final disposition of any
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Proceeding, the Indemnitee may send to the Company a written request for indemnification, accompanied by written documentation of the Indemnitee's obligation to pay the Expenses, judgments and fines and similar penalties for which indemnification is requested. No later than 30 days following receipt by the Company of such request, the Company shall pay the Expenses, judgments and fines and similar penalties or reimburse the Indemnitee therefor (as the case may be) unless, during such 30-day period (i) the Company determines that the indemnification request is not permitted by the laws of the State of Delaware then in effect, or (ii) with respect to indemnification under Sections 3 and 4, the adverse determination described in Section 6 is made.

        8.3  Actions to Enforce this Agreement. In any action by the Indemnitee
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to enforce this Agreement, the Company shall bear the burden of proving that any applicable standard of conduct has not been met by the Indemnitee. Neither the failure of the Company to have made the determination required pursuant to
Section 6, nor any determination made pursuant to Section 6 shall create a presumption that the Indemnitee has or has not met any applicable standard of conduct.

Section 9:   Other Rights.  The rights of the Indemnitee under this Agreement
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shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any law (common or statutory), provision of the Company's Certificate of Incorporation, as amended, or Bylaws, vote of stockholders or Board of Directors of the Company or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office or while employed by or acting as agent for the Company in any capacity.

Section 10:  Notice to the Company; Defense of Proceeding.
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        10.1  Notice. The Indemnitee shall, as a condition precedent to
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Indemnitee's right to indemnification hereunder, provide prompt written notice to the Company of any Proceeding in connection with which Indemnitee may assert a right to be indemnified under this Agreement. Such notice shall be deemed to have been provided if mailed by domestic certified mail, postage prepaid, to Inference Corporation, at 100 Rowland Way, Novato, California 94945 (or to such other address as the Company may specify in writing to the Indemnitee). Indemnitee shall give the Company such information and cooperation as it may reasonably require. The omission to so notify the Company

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will not relieve the Company from any liability which it may have to Indemnitee under this Agreement or otherwise.

        10.2  Defense of Proceeding.  With respect to any Proceeding:
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               (i)   The Company shall be entitled to participate in the
Proceeding at its own expense.

               (ii) Except as otherwise provided below, the Company shall be entitled to assume the defense of such Proceeding, with counsel reasonably satisfactory to the Indemnitee, to the extent that it may wish. After notice from the Company to the Indemnitee of such assumption, during the Company's good faith active defense the Company shall not be liable to the Indemnitee under this Agreement for any Expenses subsequently incurred by Indemnitee in connection with such defense. The Indemnitee shall have the right to employ separate counsel in the Proceeding, but the fees and expenses of such counsel incurred after such assumption shall be at the expense of the Indemnitee, unless
(a) such employment has been authorized in writing by the Company, or (b) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of the Proceeding.

               (iii) The Company shall not be required to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without its prior written consent. If the Indemnitee does not promptly offer to settle a Proceeding on a basis that the Board of Directors has approved, the Company shall not be liable to pay any Expenses incurred thereafter in connection with that Proceeding.

               (iv) The Company shall not settle any Proceeding which would impose any penalty or limitation on the Indemnitee without the Indemnitee's written consent.

Section 11: Exceptions. Any other provisions herein to the contrary
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notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

        11.1  Excluded Acts. To indemnify Indemnitee for any acts or omissions
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or transactions from which a director, officer, employee or agent may not be relieved of liability under the applicable law.

        11.2  Claims Initiated by Indemnitee. To indemnify or advance expenses
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to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under
Section 145 of the Delaware General Corporation Law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit; or

        11.3  Lack of Good Faith. To indemnify Indemnitee for any expenses
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incurred by the Indemnitee with respect to any proceeding instituted by
Indemnitee to enforce or interpret this

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Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in a good faith or was frivolous;

       11.4  Insured Claims. To indemnify Indemnitee for expenses or liabilities
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of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Company; or

       11.5  Claims Under Section 16(b). To indemnify Indemnitee for expenses
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and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

Section 12: Miscellaneous.
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       12.1  Amendments. This Agreement may be amended only by means of a
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writing signed by both the Company and the Indemnitee.

       12.2  Retroactive Effect. This Agreement covers all Proceedings that
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either now have been or later may be commenced, including any Proceeding relating to any past act or omission of the Indemnitee that has not yet resulted in commencement or threat of a Proceeding.

       12.3  Savings Clause. Each provision of this Agreement is a separate and
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distinct agreement, independent of all other provisions. If this Agreement or any such provision shall be deemed invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired in any way, and the Company shall nevertheless indemnify the Indemnitee as to Expenses, judgments and fines and similar penalties with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated and to the full extent permitted by applicable law. In the event of any whole or partial invalidation, illegality or unenforceability of this Agreement, there shall be added automatically to this Agreement a provision or provisions as similar to such invalid, illegal or unenforceable provision, both in terms and effect, as may be possible and be valid, legal and enforceable.

       12.4  Mutual Acknowledgment. Both the Company and Indemnitee acknowledge
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that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying Indemnitee under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake to the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

       12.5  Successors and Assigns. This Agreement shall be binding on, and
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inure to the benefit of, the successors and assigns of the Company, whether by operation of law or otherwise, and the estate, heirs and personal representatives of the Indemnitee.

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       12.6  Governing Law. This Agreement shall be governed in all respects,
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including validity, interpretation and effect, by the laws of this State of
Delaware.

       12.7  Merger Clause. Except for the Company's Restated Articles of
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Incorporation and Restated Bylaws, this Agreement constitutes the entire understanding of the parties and supersedes all prior understandings and agreements, written or oral, between the parties with respect to the subject matter of this Agreement.

       12.8  No Duplication of Payments. The Company shall not be liable under
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this Agreement to make any payment in connection with any claim made against the
Indemnitee to the extent that the Indemnitee has otherwise received payment (under any insurance policy, Bylaw, or otherwise) of the amounts otherwise indemnifiable hereunder.

       12.9  Subrogation. In the event of payment under this Agreement, the
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Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary or appropriate to enable the Company effectively to bring suit to enforce such rights.

       12.10 Counterparts. This Agreement may be executed in counterparts, each
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of which shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INFERENCE CORPORATION
(a Delaware corporation)

By: ____________________________________

INDEMNITEE

________________________________________

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